                                                                    EXHIBIT 10.6

                               SECURITY AGREEMENT

        THIS SECURITY AGREEMENT ("Agreement") is made as of the 31st day of March, 1998, by and between ONLINE RESOURCES & COMMUNICATIONS CORPORATION, a Delaware corporation ("Borrower"), and SIRROM CAPITAL CORPORATION, a Tennessee corporation ("Lender").

                                    RECITALS:

        WHEREAS, Lender is making a loan (the "Loan") in the amount of $6,000,000 to Borrower, pursuant to that certain Loan Agreement of even date herewith by and between Borrower and Lender, as it may be amended, modified or extended from time to time (the "Loan Agreement"); and

        WHEREAS, in connection with the making of the Loan, Lender desires to obtain from Borrower and Borrower desires to grant to Lender a security interest in certain collateral more particularly described below.

                                   AGREEMENT:

        NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Grant of Security Interest. Borrower hereby grants to Lender a security interest in the following described property (collectively, the "Collateral"):

           (a) presently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to Borrower arising out of the sale or lease of goods or the rendition of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's Books relating to any of the foregoing (collectively, "Accounts");

                (b) present and future general intangibles and other personal property (including choses or things in action, goodwill, patents, trade names, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, monies due under any royalty or licensing agreements, infringement claims, computer programs, computer discs, computer tapes, literature, reports, catalogs deposit accounts, insurance premium rebates, tax refunds, and tax refund claims) other than goods and Accounts, and Borrower's

        Books relating to any of the foregoing (collectively, "General Intangibles");

           (c) present and future letters of credit, notes, drafts, instruments, certificated and uncertificated securities, documents, leases, and chattel paper, and Borrower's Books relating to any of the foregoing (collectively, "Negotiable Collateral");

           (d) present and future inventory in which Borrower has any interest, including goods held for sale or lease or to be furnished under a contract of service and all of Borrower's present and future raw materials, work in process, finished goods, and packing and shipping materials, wherever located, and any documents of title representing any of the above, and Borrower's Books relating to any of the foregoing (collectively, "Inventory");

           (e) present and hereafter acquired machinery, machine tools, motors, equipment, furniture, furnishings, fixtures, vehicles (including motor vehicles and trailers), tools, parts, dies, jigs, goods (other than consumer goods or farm products), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located (collectively, "Equipment");

           (f) books and records including: ledgers; records indicating, summarizing, or evidencing Borrower's assets or liabilities, or the collateral; all information relating to Borrower's business operations or financial condition; and all computer programs, disc or tape files, printouts, funds or other computer prepared information, and the equipment containing such information (collectively, "Borrower's Books");

           (g) substitutions, replacements, additions, accessions, proceeds, products to or of any of the foregoing, including, but not limited to, proceeds of insurance covering any of the foregoing, or any portion thereof, and any and all Accounts, General Intangibles, Negotiables, Collateral, Inventory, Equipment, money, deposits, accounts, or other tangible or intangible property resulting from the sale or other disposition of the accounts, General Intangibles, Negotiable Collateral, Inventory, Equipment, or any portion thereof or interest therein and the proceeds thereof.

        2. Secured Indebtedness. The security interest granted hereby shall secure the prompt payment of the Obligations (as defined in the Loan Agreement) and the prompt performance of each of the covenants and duties under the Loan Documents (as defined in the Loan Agreement).


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        3. Representations and Warranties of Borrower. Borrower represents, warrants and agrees as follows:

           (a) Except as set forth on Schedule 3(a) hereto (the "Permitted Encumbrances"), Borrower is the owner of the Collateral free and clear of any liens and security interests. Borrower will defend the Collateral against the claims and demands of all persons other than the holders of the Permitted Encumbrances.

           (b) The address set forth on Schedule 3(b) hereto is Borrower's principal place(s) of business and the location of all tangible Collateral and the place where the records concerning all intangible Collateral are kept and/or maintained.

           (c) Borrower will pay all costs of filing of financing, continuation and termination statements with respect to the security interests created hereby, and Lender is authorized to do all things that it deems necessary to perfect and continue perfection of the security interests created hereby and to protect the Collateral.

        4. Agreements With Respect to the Collateral. Borrower covenants and agrees with Lender as follows:

           (a) Borrower will not permit any of the Collateral to be removed from the location specified herein, except for temporary periods, in the normal and customary use thereof, without the prior written consent of Lender.

           (b) Borrower shall notify Lender in writing of any change in the location of Borrower's principal place of business (or residence) or the location of any tangible Collateral or the place(s) where the records concerning all intangible Collateral and kept or maintained.

           (c) Borrower will keep the Collateral in good condition and repair and will pay and discharge all taxes, levies and other impositions levied thereon as well as the cost of repairs to or maintenance of same, and will not permit anything to be done that may impair the value of any of the Collateral. If Borrower fails to pay such sums, Lender may do so for Borrower's account and add the amount thereof to the Obligations.

           (d) Until the occurrence of an Event of Default, Borrower shall be entitled to possession of the Collateral and to use the same in any lawful manner, provided that such use does not cause excessive wear and tear to the Collateral, cause it to decline in value at an excessive rate, or violate the terms of any policy of insurance thereon.

           (e) Borrower will not sell, exchange, lease or otherwise dispose of any of the Collateral or any interest therein without the prior written consent of Lender. Notwithstanding the foregoing, so long as an Event of Default has not occurred, Borrower shall have the right to process and sell Borrower's inventory in the regular course of business and to sell obsolete Collateral. Lender's security interest hereunder shall attach to all proceeds of all sales or other dispositions of the Collateral. If at any time any such proceeds shall be represented by any instruments, chattel paper or documents of title, then such instruments, chattel paper or documents of title shall be promptly delivered to Lender and subject to the security interest granted hereby. If at any time any of Borrower's inventory is represented by any document of title, such document of title will be delivered promptly to Lender and subject to the security interest granted hereby.

           (f) Borrower will not allow the Collateral to be attached to real estate in such manner as to become a fixture or a part of any real estate.

           (g) Borrower will at all times keep the Collateral insured against all insurable hazards in amounts equal to the full cash value of the Collateral. Such insurance shall be in such companies as may be acceptable to Lender, with provisions satisfactory to Lender for payment of all losses thereunder to Lender as its interests may appear. If required by Lender, Borrower shall deposit the policies with Lender. Any money received by Lender under said policies may be applied to the payment of the Obligations, whether or not due and payable, or at Lender's option may be delivered by Lender to Borrower for the purpose of repairing or restoring the Collateral. Borrower assigns to Lender all right to receive proceeds of insurance not exceeding the amounts secured hereby, directs any insurer to pay all proceeds directly to Lender, and appoints Lender Borrower's attorney-in-fact to endorse any draft or check made payable to Borrower in order to collect the benefits of such insurance. If Borrower fails to keep the Collateral insured as required by Lender, Lender shall have the right to obtain such insurance at Borrower's expense and add the cost thereof to the Obligations.

           (h) Borrower will not permit any liens or security interests other than those created by this Agreement and the Permitted Encumbrances to attach to any of the Collateral, nor permit any of the Collateral to be levied upon under any legal process, nor permit anything to be done that may impair the security intended to be afforded by this Agreement, nor permit any tangible Collateral to become attached to or commingled with other goods without the prior written consent of Lender.

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


        5. Remedies Upon Default. Upon an Event of Default under and as defined in the Loan Agreement, Lender may pursue any or all of the following remedies, without any notice to Borrower except as required below:

           (a) Lender may give written notice of default to Borrower, following which Borrower shall not dispose of, conceal, transfer, sell or encumber any of the Collateral (including, but not limited to, cash proceeds) without Lender's prior written consent, even if such disposition is otherwise permitted hereunder in the ordinary course of business. Any such disposition, concealment, transfer or sale after the giving of such notice shall constitute a wrongful conversion of the Collateral. Lender may obtain a temporary restraining order or other equitable relief to enforce Borrower's obligation to refrain from so impairing Lender's Collateral.

           (b) Lender may take possession of any or all of the Collateral. Borrower hereby consents to Lender's entry into any of Borrower's premises to repossess Collateral, and specifically consents to Lender's forcible entry thereto as long as Lender causes no significant damage to the premises in the process of entry (drilling of locks, cutting of chains and the like do not in themselves cause "significant" damage for the purposes hereof) and provided that Lender accomplishes such entry without a breach of the peace.

           (c) Lender may dispose of the Collateral at private or public sale. Any required notice of sale shall be deemed commercially reasonable if given at least five (5) days prior to sale. Lender may adjourn any public or private sale to a different time or place without notice or publication of such adjournment, and may adjourn any sale either before or after offers are received. The Collateral may be sold in such lots as Lender may elect, in its sole discretion. Lender may take such action as it may deem necessary to repair, protect, or maintain the Collateral pending its disposition.

           (d) Lender may recover any of all proceeds of accounts from any bank or other custodian who may have possession thereof. Borrower hereby authorizes and directs all custodians of Borrower's assets to comply with any demand for payment made by Lender pursuant to this Agreement, without the need of confirmation from Borrower and without making any inquiry as to the existence of an Event of Default or any other matter. Lender may engage a collection agent to collect accounts for a reasonable percentage commission or for any other reasonable compensation arrangement.

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



           (e) Lender may notify any or all account debtors that subsequent payments must be made directly to Lender or its designated agent. Such notice may be made over Lender's signature or over Borrower's name with no signature or both, in Lender's discretion. Borrower hereby authorizes and directs all existing or future account debtors to comply with any such notice given by Lender, without the need of confirmation from Borrower and without making any inquiry as to the existence of an Event of Default or as to any other matter.

           (f) Lender may, but shall not be obligated to, take such measures as Lender may deem necessary in order to collect any or all of the accounts. Without limiting the foregoing, Lender may institute any administrative or judicial action that it may deem necessary in the course of collecting and enforcing any or all of the accounts. Any administrative or judicial action or other action taken by Lender in the course of collecting the accounts may be taken by Lender in its own name or in Borrower's name. Lender may compromise any disputed claims and may otherwise enter into settlements with account debtors or obligors under the accounts, which compromises or settlements shall be binding upon Borrower. Lender shall have no duty to pursue collection of any account, and may abandon efforts to collect any account after such efforts are initiated.

           (g) Lender may, with respect to any account involving uncompleted performance by Borrower, and with respect to any general intangible or other Collateral whose value may be preserved by additional performance on Borrower's part, take such action as Lender may deem appropriate including, but not limited, to performing or causing the performance of any obligation of Borrower thereunder, the making of payments to prevent defaults thereunder, and the granting of adequate assurances to other parties thereto with respect to future performance. Lender's action with respect to any such accounts or general intangibles shall not render Lender liable for further performance thereunder unless Lender so agrees in writing.

           (h) Lender may exercise its lien upon and right of setoff against any monies, items, credits, deposits or instruments that Lender may have in its possession and that belong to Borrower or to any other person or entity liable for the payment of any or all of the Obligations.

           (i) Lender may exercise any right that it may have under any other document evidencing or securing the Obligations or otherwise available to Lender at law or equity.

        6. Audits and Examinations. Lender shall have the right, at any time, by its own auditors, accountants or other agents, to examine or audit any of the books and records of Borrower, or the Collateral, all of which will be made available upon request. Such accountants or other representatives of Lender will be permitted to make any verification of the existence of the Collateral or accuracy of the records that Lender deems necessary or proper. Any reasonable expenses incurred by Lender in making such examination, inspection, verification or audit shall be paid by Borrower promptly on demand and shall constitute part of the Obligations.

        7. Termination Statement. Upon receipt of proper written demand following the payment in full of the Obligations and termination of any commitment of Lender to make any future advances to Borrower, Lender at its option, shall send a termination statement with respect to any financing statement filed to perfect Lender's security interests in any of the Collateral to Borrower or cause such termination statement to be filed with the appropriate filing officer(s).

        8. Power of Attorney. Borrower hereby constitutes Lender or its designee, as Borrower's attorney-in-fact with power, upon the occurrence and during the continuance of an Event of Default, to endorse Borrower's name upon any notes, acceptances, checks, drafts, money orders, or other evidences of payment or Collateral that may come into either its or Lender's possession; to sign the name of Borrower on any invoice or bill of lading relating to any of the accounts receivable, drafts against customers, assignments and verifications of accounts receivable and notices to customers; to send verifications of accounts receivable; to notify the Post Office authorities to change the address for delivery of mail addressed to Borrower to such address as Lender may designate; to execute any of the documents referred to in Section 3(c) hereof in order to perfect and/or maintain the security interests and liens granted herein by Borrower to Lender; to do all other acts and things necessary to carry out the purposes of and remedies provided under this Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of commission or omission (other than acts of gross negligence or willful misconduct), nor for any error of judgment or mistake of fact or law. This power being coupled with an interest is irrevocable until all of the Obligations are paid in full and any and all promissory notes executed in connection therewith are terminated and satisfied.

        9. Binding Effect. This Agreement shall inure to the benefit of Lender's successors and assigns and shall bind Borrower's heirs, representatives, successors and assigns.


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        10. Severability. If any provision of this Agreement is held invalid, such invalidity shall not affect the validity or enforceability of the remaining provisions of this Agreement.

        11. Governing Law and Amendments. This Agreement shall be construed and enforced under the laws of the State of Tennessee applicable to contracts to be wholly performed in such State. No amendment or modification hereof shall be effective except in a writing executed by each of the parties hereto.

        12. Survival of Representations and Warranties. All representations and warranties contained herein or made by or furnished on behalf of Borrower in connection herewith shall survive the execution and delivery of this Agreement.

        13. Counterparts. This Agreement may be executed in any number of counterparts and by different parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

        14. Construction and Interpretation. Should any provision of this Agreement require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against the party that itself or through its agent prepared the same, it being agreed that Borrower, Lender and their respective agents have participated in the preparation hereof.

        15. Consent to Jurisdiction; Exclusive Venue. Borrower hereby irrevocably consents to the Jurisdiction of the United States District Court for the Middle District of Tennessee and of all Tennessee state courts sitting in Davidson County, Tennessee, for the purpose of any litigation to which Lender may be a party and which concerns this Agreement or the Obligations. It is further agreed that venue for any such action shall lie exclusively with courts sitting in Davidson County, Tennessee, unless Lender agrees to the contrary in writing.

        16. Waiver of Trial by Jury. LENDER AND BORROWER HEREBY KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COUNSEL WAIVE TRIAL BY JURY IN ANY ACTIONS, PROCEEDINGS, CLAIMS OR COUNTER-CLAIMS, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT OR THE LOAN DOCUMENTS.


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


        IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement, or have caused this Agreement to be executed as of the date first above written.

                                    BORROWER:
                                    --------

                                    ONLINE RESOURCES & COMMUNICATIONS
                                    CORPORATION, a Delaware corporation

                                    By:   [sig]
                                       --------------------------------
                                    TITLE: CHAIRMAN & CEO
                                          -----------------------------

                                     LENDER:
                                     ------

                                     SIRROM CAPITAL CORPORATION,
                                     a Tennessee Corporation

                                     BY: [sig]
                                        -------------------------------
                                     TITLE: TREASURER
                                           ----------------------------

                             SECURED PROMISSORY NOTE





$6,000,000.00                                                   March 31, 1998

        FOR VALUE RECEIVED, the undersigned, ONLINE RESOURCES & COMMUNICATIONS CORPORATION, a Delaware corporation ("Maker"), promises to pay to the order of SIRROM CAPITAL CORPORATION, a Tennessee corporation ("Payee"; Payee and any subsequent holder[s] hereof are hereinafter referred to collectively as "Holder"), at the office of Payee at Sirrom Capital Corporation, P.O. Box 30378, Nashville, TN 37241-0378, or at such other place as Holder may designate to Maker in writing from time to time, the principal sum of SIX MILLION AND NO/l00THS DOLLARS ($6,000,000.00), together with interest on the outstanding principal balance hereof from the date hereof at the rate of twelve and three-quarters percent (12.75%) per annum (computed on the basis of a 360-day year).

        Interest only on the outstanding principal balance hereof shall be due and payable monthly, in arrears, with the first installment being payable on the first (1st) day of May, 1998, and subsequent installments being payable on the first (1st) day of each succeeding month thereafter until March 30, 2003 (the "Maturity Date"), at which time the entire outstanding principal balance, together with all accrued and unpaid interest, shall be immediately due and payable in full.

        The indebtedness evidenced hereby may be prepaid in whole or in part, at any time and from time to time, without premium or penalty. Any such prepayments shall be credited first to any accrued and unpaid interest and then to the outstanding principal balance hereof.

        Time is of the essence of this Note. It is hereby expressly agreed that in the event that any Event of Default shall occur under and as defined in that certain Loan Agreement of even date herewith, between Maker and Payee (the "Loan Agreement"), which Event of Default is not cured following the giving of any applicable notice and within any applicable cure period set forth in the Loan Agreement, then, and in such event, the entire outstanding principal balance of the indebtedness evidenced hereby, together with any other sums advanced hereunder, under the Loan Agreement and/or under any other instrument or document now or hereafter evidencing, securing or in any way relating to the indebtedness evidenced hereby, together with all unpaid interest accrued thereon, shall, at the option of Holder and without notice to Maker, at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. Upon the occurrence of any Event of Default as set forth herein, at the option of Holder and without notice to Maker, all accrued and unpaid interest, if any, shall be added to the outstanding principal balance hereof, and the entire outstanding principal balance, as so adjusted, shall bear interest thereafter until the earlier of the date the Event of Default is cured or this Note is paid at an annual rate (the "Default Rate") equal to the lesser of (i) the rate that is seven percentage points (7.0%) in excess of the above-specified interest rate, or (ii) the maximum rate of interest allowed to be charged under applicable law (the "Maximum Rate"), regardless of whether or not there has been an acceleration of the payment of principal as set forth herein. All such interest shall be paid at the time of and as a condition precedent to the curing of any such Event of Default.

        In the event this Note is placed in the hands of an attorney for collection, or if Holder incurs any costs incident to the collection of the indebtedness evidenced hereby, Maker and any endorsers hereof agree to pay to Holder an amount equal to all such costs, including without limitation all reasonable attorneys' fees and all court costs.

        Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto. No failure to accelerate the indebtedness evidenced hereby by reason of an Event of Default hereunder, acceptance of a past-due installment or other indulgences granted from time to time, shall be construed as a novation of this Note or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note or to prevent the exercise of such right of acceleration or any other right granted hereunder or by applicable law. No extension of the time for payment of the indebtedness evidenced hereby or any installment due hereunder, made by agreement with any person now or hereafter liable for payment of the indebtedness evidenced hereby, shall operate to release, discharge, modify, change or affect the original liability of Maker hereunder or that of any other person now or hereafter liable for payment of the indebtedness evidenced hereby, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

        The indebtedness and other obligations evidenced by this Note are further evidenced by (i) the Loan Agreement and (ii) certain other instruments and documents, as may be required to protect and preserve the rights of Maker and Payee, as more specifically described in the Loan Agreement.

        All agreements herein made are expressly limited so that in no event whatsoever, whether by reason of advancement of proceeds hereof, acceleration of maturity of the unpaid balance hereof or otherwise, shall the amount paid or agreed to be paid to Holder for the use of the money advanced or to be advanced hereunder exceed the Maximum Rate. If, from any circumstances whatsoever, the fulfillment of any provision of this Note or any other agreement or instrument now or hereafter evidencing, securing or in any way relating to the indebtedness evidenced hereby shall involve the payment of interest in excess of the Maximum Rate, then, ipso facto, the obligation to pay interest hereunder shall be reduced to the Maximum Rate; and if from any circumstance whatsoever, Holder shall ever receive interest, the amount of which would exceed the amount collectible at the Maximum Rate, such amount as would be excessive interest shall be applied to the reduction of the principal balance remaining unpaid hereunder and not to the payment of interest. This provision shall control every other provision in any and all other agreements and instruments existing or hereafter arising between Maker and Holder with respect to the indebtedness evidenced hereby.

        This Note is intended as a contract under and shall be construed and enforceable in accordance with the laws of the State of Tennessee, except to the extent that federal law may be applicable to the determination of the Maximum Rate.

        Maker hereby irrevocably consents to the jurisdiction of the United States District Court for the Middle District of Tennessee and of all Tennessee state courts sitting in Davidson County, Tennessee, for the purpose of any litigation to which Lender may be a party and which concerns this Note or the indebtedness evidenced hereby. It is further agreed that venue for any such action shall lie exclusively with courts sitting in Davidson County, Tennessee, unless Holder agrees to the contrary in writing.

        HOLDER AND MAKER HEREBY KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COUNSEL WAIVE TRIAL BY JURY IN ANY ACTIONS, PROCEEDINGS, CLAIMS OR COUNTER-CLAIMS, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT OR THE LOAN DOCUMENTS.

        As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law.

                                        MAKER:

                                        ONLINE RESOURCES & COMMUNICATIONS
                                        CORPORATION, a Delaware corporation

                                        By: [sig]
                                           -------------------------------
                                        Title: CHAIRMAN & CEO
                                              ----------------------------


                                       3